APRIL 2007




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                                          > BARON CAPITAL ASSET FUND:
                                            INSURANCE SHARES

IMPORTANT NOTICE

          The Board of Trustees of the Baron Capital Funds Trust, on behalf of its series the Baron Capital Asset Fund (the Baron Fund), has unanimously approved an Agreement and Plan of Reorganization (the Agreement) with the Lincoln Variable Products Trust (the Lincoln Trust). Under the terms of the Agreement, the assets of the Baron Fund will be transferred to a new series of the Lincoln Trust (the Lincoln
          Fund) in exchange for shares of the Lincoln Fund upon the closing of the transaction (the Closing Date), which is expected to occur in early to mid 2007. As soon as reasonably practicable following the Closing Date, these Lincoln Fund shares will be distributed to the Baron Fund shareholders, all outstanding Baron Fund shares will be cancelled and the Baron Fund will be liquidated. The Baron Fund shareholders will thus cease to be shareholders of the Baron Fund and will thereafter be shareholders of the Lincoln Fund. The Lincoln Fund, which is sponsored by The Lincoln National Life Insurance Company, will have similar investment policies, objectives and restrictions as the Baron Fund and, commencing on the Closing Date, BAMCO, Inc., the Baron Funds investment adviser, will act as sub-adviser to the Lincoln Fund, with responsibility for full portfolio management. It is intended that the transactions contemplated by the Agreement (the Reorganization) will be effected without the imposition of federal income tax on the Baron Fund or its shareholders.

          The Agreement and the Reorganization remain subject to the approval of the requisite majority of the Baron Fund's shareholders. It is expected that a meeting of the Baron Fund's shareholders will be held in early 2007 for the purpose of approving the Agreement (the Meeting). In connection with the Meeting, it is intended that a combined proxy statement and prospectus describing the Reorganization will be filed with the Securities and Exchange Commission and also delivered to the Baron Fund's shareholders of record.

BARON CAPITAL FUNDS TRUST

Baron Capital Asset Fund: Insurance Shares

     767 Fifth Avenue, New York, New York 10153
     1-800-99-BARON 212-583-2100








     This prospectus contains essential information for anyone investing in this Fund. Please read it carefully and keep it for reference.

     As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

APRIL 23, 2007



1 PROSPECTUS

TABLE OF CONTENTS


INFORMATION               Investment Goals and Strategies............................... 3
ABOUT THE                 Past Performance.............................................. 5
FUND                      Fund Expenses................................................. 6
                          Financial Highlights.......................................... 7
                          Other Investment Strategies................................... 8
                          Management of the Fund........................................10
                          12b-1 Plan....................................................10

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INFORMATION               How Your Shares are Priced................................... 11
ABOUT YOUR                How to Purchase Shares....................................... 12
INVESTMENT                How to Redeem Shares......................................... 13
                          Disclosure of Portfolio Holdings............................. 13
                          Distributions and Taxes...................................... 14

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GENERAL                   Custodian, Transfer Agent and Dividend Agent................. 15
INFORMATION               Shareholder Information...................................... 15
                          Privacy Notice............................................... 15

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MORE
INFORMATION               Back Cover...................................................



2         PROSPECTUS

INFORMATION ABOUT THE FUND

INVESTMENT GOALS AND STRATEGIES

     THE INVESTMENT GOALS OF BARON CAPITAL ASSET FUND: capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

     Investment decisions are made by the Fund's investment adviser, BAMCO, Inc. (the "Adviser").

     BARON CAPITAL ASSET FUND invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential. A small sized company is defined as one having a market capitalization of under $2.5 billion. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $8 billion. BARON CAPITAL ASSET FUND purchases stocks in businesses that the Adviser believes could double in value in four years after their purchase and then double again in the following four or five years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund's objectives. Because of its long term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges. The Fund may invest in larger companies if the Adviser perceives an attractive opportunity in a larger company.

     WHAT DOES THE ADVISER LOOK FOR?

     In making investment decisions for the Fund, the Adviser seeks:

     1. securities that the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

     2. businesses that the Advisor believes are well managd, have significant long-term growth prospects and are attractively priced.

     The Adviser's research process includes visits and interviews with company managements, their major competitors, and often their customers. The Adviser also studies industry data, statistics and trends. The Adviser looks for the ability of a company to grow substantially within a four or five year period following investment. The Adviser looks for special business niches that the Adviser believes offer favorable business opportunities and sustainable barriers to competition. The Adviser also seeks what it believes are strong management capabilities, good employee morale, and the favorable reputations in their communities.

     The Adviser's analysts and portfolio managers also study an individual business' financial strength and profitability. The Fund purchases stocks whose prices the Adviser believes are undervalued relative to their businesses' long term growth prospects, future cash flows and asset values. The Fund seeks to invest in businesses before their long term growth prospects are appreciated by other investors. The Fund may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee the Fund will be successful at achieving its objectives.

     The Fund has a long term outlook. The Funds often invests in businesses and maintain those investments for several years. The Adviser does so hoping for significant business growth, and as a result, stock price appreciation over that time period. As long term investors in business, the Fund is designed for long term shareholders. The Fund is not designed nor intended to be suitable for investors who intend to purchase and then sell their Baron Fund shares after a short period. Please see pages 12-13 regarding the Fund's policies on short term trading.



3    PROSPECTUS

     WHAT KINDS OF SECURITIES DOES THE FUND BUY?

     The Fund invests primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

     WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     GENERAL STOCK MARKET RISK o Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

     SMALL AND MEDIUM SIZED COMPANIES o The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and may be more difficult to sell in market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

     LARGE POSITIONS o Even though the Fund is diversified, it may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Fund could adversely affect stock prices. The
     Fund's returns may be more volatile than those of a less concentrated portfolio.

     LONG TERM OUTLOOK AND PROJECTIONS o The Fund is designed for long term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

     SHORT SALES o If the price of the stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The loss of value on a short sale is theoretically unlimited. The Fund may not be able to close out a short position at an acceptable time or price. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy in the securities, a "short squeeze" could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price.





4    PROSPECTUS

     PERFORMANCE

     The information below shows the Insurance Shares' annual return and its long term performance. The information provides some indications of the risk of investing in the Insurance Shares. The bar chart shows you how the performance has varied from year to year. The table compares the Insurance Shares' performance over time to that of the Russell 2000, a widely recognized unmanaged index of smaller companies. How the Insurance Shares performed in the past is not necessarily an indication of how it will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Fund at the address and telephone number set forth on the back of this prospectus.

     INSURANCE SHARES:

     Annual returns for periods ended 12/31 of each year


     [BAR GRAPH]

  35.8%    (2.7%)     12.3%     (14.2%)    30.0%    25.6%    3.4%    15.5%
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  1999      2000      2001       2002      2003     2004     2005    2006

     Best Quarter:     4th Qtr 2001  21.9%
     Worst Quarter:    3rd Qtr 2001 (18.7%)

     AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 12/31/06


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                            1 Year       5 Years     Since Inception (09/30/98)
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     Insurance Shares      15.52%        10.85%      15.55%
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     Russell 2000          18.37%        11.39%      11.22%
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5    PROSPECTUS

FUND EXPENSES

     The table below describes the fees and expenses that you would pay if you buy and hold shares of the Insurance Shares. The fee table does not reflect any fees and expenses imposed by the variable annuity and life contracts through which the Insurance Shares are sold.

     ANNUAL FUND OPERATING EXPENSES+

    (Expenses that are deducted from the Insurance Shares' assets)

                                                         INSURANCE
                                                          SHARES
                                                          ------
     MANAGEMENT FEES                                       1.00%
     12B-1 FEES*                                           0.25%
     OTHER EXPENSES                                        0.07%
                                                           -----
     TOTAL ANNUAL FUND OPERATING EXPENSES                  1.32%**
                                                           =====
     -------------
     +    Based on the fiscal year ended December 31, 2006.
     * Due to the payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the maximum permitted front end sales charges.
     ** The Adviser is contractually obligated to reduce its fee to the extent required to limit the Insurance Shares' total operating expenses to 1.50% for the first $250 million of the average net assets; 1.35% for the next $250 million of the average net assets and 1.25% for the average net assets over $500 million.

     EXAMPLE

     This example is intended to help you compare the cost of investing in the Insurance Shares with the cost of investing in other mutual Funds. The example assumes that you invest $10,000 in the Insurance Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Insurance Shares operating expenses remain the same at 1.32%. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  1 Year      3 Years      5 Years      10 Years
BARON CAPITAL ASSET FUND - INSURANCE SHARES         $134         $418         $723        $1,590

     There are additional charges imposed by the variable annuity and life contracts through which the Insurance Shares are sold. The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because fees are paid out of the Insurance Shares' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.



6    PROSPECTUS

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Insurance Shares' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Insurance Share. The "total return" shows how much your investment in the Insurance Shares would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

INSURANCE SHARES:

FISCAL YEAR ENDED DECEMBER 31,                        2006           2005         2004         2003         2002
                                                     ------         ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF YEAR                 $  27.96      $   27.05     $  21.53     $  16.56     $  19.30
                                                     ------         ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment loss                                  (0.24)         (0.29)       (0.20)       (0.22)       (0.19)
Net realized and unrealized gain (loss) on
investments                                            4.58           1.20         5.72         5.19        (2.55)
                                                     ------         ------       ------       ------        ------

TOTAL FROM INVESTMENT OPERATIONS                       4.34           0.91         5.52         4.97        (2.74)
                                                     ------         ------       ------       ------        ------
LESS DISTRIBUTIONS
 Dividends from net investment income                  0.00           0.00         0.00         0.00         0.00
 Distributions from net realized gains                 0.00           0.00         0.00         0.00         0.00
                                                     ------         ------       ------       ------        ------
  TOTAL DISTRIBUTIONS                                  0.00           0.00         0.00         0.00         0.00
                                                     ------         ------       ------       ------        ------
NET ASSET VALUE, END OF YEAR                       $  32.30      $   27.96     $  27.05     $  21.53      $ 16.56
                                                     ======         ======       ======       ======        ======
  TOTAL RETURN                                        15.5%           3.4%        25.6%        30.0%       (14.2%)
                                                     ------         ------       ------       ------        ------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of year             $310,952.2    $292,423.7    $296,617.1   $176,208.0    $125,835.9
Ratio of expenses to average net assets                1.32%          1.34%         1.36%        1.44%         1.42%
Ratio of net investment loss
 to average net assets                                (0.77%)        (1.01%)       (0.96%)      (1.28%)       (1.05%)
Portfolio turnover rate                               11.68%         18.51%        29.74%       28.08%        33.01%



7    PROSPECTUS

OTHER INVESTMENT STRATEGIES

     WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUND MAKES?

     CONVERTIBLE SECURITIES o Since convertible securities combine the investment characteristics of both bonds and common stocks, the Fund's convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

     DEBT SECURITIES o The debt security portion of the portfolio may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Fund may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for the Fund. The Fund relies on the Adviser's assessment of the issuer's securities and does not use independent ratings organizations.

     CASH POSITION o When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Fund's assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. If the Fund has a significant position in cash or cash equivalents, its investment objectives may not be achieved. The Fund may borrow up to 30% of the value of its total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

     ILLIQUID SECURITIES o The Fund may invest up to 15% of its net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

     SPECIAL SITUATIONS o The Fund may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

     OPTIONS AND DERIVATIVES o The Fund may write (sell) put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over- the-counter. The Fund may also enter into equity swap agreements with approved parties.

     FOREIGN SECURITIES o The Fund may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. It may also invest up to 10% of its total assets in foreign denominated form.

     OTHER STRATEGIES o The Fund has additional investment strategies and restrictions that govern its activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information ("SAI"). Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.



8    PROSPECTUS

     WHAT ARE SOME ADDITIONAL RISK FACTORS?

     DEBT SECURITIES o Lower rated securities may have a higher yield and the potential for a greater return than investment grade securities but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the SAI for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, the Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

     The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

     OPTIONS AND DERIVATIVES o Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

     BORROWINGS o To the extent the Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

     ILLIQUID SECURITIES o The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. The Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

     FOREIGN SECURITIES o Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. Dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchases and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

     SPECIAL SITUATIONS o Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.


9    PROSPECTUS

     POTENTIAL CONFLICTS OF INTEREST o The Insurance Shares are available only to variable annuity and variable life separate accounts of insurance companies that are not affiliated with the Adviser. There is a possibility that a material conflict of interest may arise, although the Fund does not anticipate that will happen. If a material disadvantage or conflict should occur, the Trustees may require one or more insurance company separate accounts or plans to withdraw its investment in the Fund. If this were to occur, the Fund might have to sell securities at disadvantageous prices.

     MANAGEMENT OF THE FUND

     The Board of Trustees oversees the management of the Fund. A list of the Board members and of the Fund's officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital" or "Distributor"), a registered broker-dealer and the distributor of the shares of the Fund, is also a subsidiary of BCG. Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG and, with his family, is the principal owner of BCG.

     Mr. Baron has been the portfolio manager of the Fund since its inception. He has been the portfolio manager for three other mutual funds, Baron Asset Fund, Baron Growth Fund and Baron Partners Fund, since their inceptions in 1987 and 1995 and 1992, respectively, and he has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser's Research team and is responsible for stock selection and the portfolio structure.
     The  Insurance   Shares  Statement  of  Additional   Information   provides
     additional information about Mr. Baron's compensation, other accounts managed by Mr. Baron and his ownership of securities in the Insurance Shares. The Adviser is primarily responsible for the day-to-day management of the portfolio. The Adviser, and Mr. Baron, also serve as portfolio manager for other products offered by affiliates that could conflict with the Adviser's responsibilities to the Fund. The Adviser keeps the books of account of the Fund and calculates daily the income and net asset value per share of the Fund. For its services, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser is contractually obligated to reduce its fee to the extent required to limit the Insurance Shares' total operating expenses to 1.5% for the first $250 million of the average net assets in the Fund, 1.35% for the average net assets over $250 million, and 1.25% for the average net assets over $500 million. A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of the Fund is available in the Fund's Annual Report to the Shareholders for the fiscal year ending December 31, 2006.

     12B-1 PLAN

     The Fund has adopted a plan under rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sale and distribution of the Insurance Shares and for services provided to Insurance Share holders. Because the fees are paid out of the assets of the Fund with respect to the Insurance Shares on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Fund to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of the Insurance Shares' average daily net assets. Baron Capital may from time-to-time pay Participating Insurance Companies or their affiliates whose customers hold the Insurance Shares for providing a variety of administrative services. See the Statement of Additional Information for a more detailed listing of the

10   PROSPECTUS
     expenses and types of services covered by the Distribution Plan. The Distributor or its affiliates may enter into arrangements with third parties to sell the Insurance Shares to or hold the Insurance Shares for, their customers in programs and pay such third parties directly for charges which may include, among others, those related shareholder servicing, shareholder accounting and custody expenses that exceed the 12b-1 fee.

     THIRD PARTY ARRANGEMENTS The Adviser, the Distributor or their affiliates may at their own expense out of their own financial resources (a source of which may be payment under the Insurance Shares' distribution plan), make cash payments to some, but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Insurance Shares and/or promote retention of their customer's assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by investors to purchase the Insurance Shares or the amount the Fund receives as proceeds from such sales.

     Subject to approval by the Board of Trustees, the Fund may pay to financial intermediaries out of the Insurance Shares' assets (in addition to 12b-1 payments), fees for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Insurance Shares' transfer agent and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Insurance Shares to such financial intermediaries shall not exceed the amount the Insurance Shares would have incurred in maintaining the shareholder accounts if it were possible to invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2006, the Insurance Shares have made no such payments.

     Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Insurance Shares or to shareholders of the Insurance Shares, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Insurance Shares on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Insurance Shares shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

     The purchase or sale price for your shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after the order has been received and accepted by the Fund's transfer agent. The Fund's investments are valued based on the last sale price. Where market quotations are not readily available, or in the Adviser's judgment, they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and




11   PROSPECTUS
     members of the Board, and the committee reports to the Board every quarter. Factors the committee uses include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Fund on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. For securities traded on NASDAQ, the Fund uses the NASDAQ Official Closing Price. The Fund may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists.

     HOW TO PURCHASE SHARES

     The Insurance Shares are offered only to separate accounts of Participating Insurance Companies. The Fund does not offer its shares to investors directly. You should read the applicable separate account prospectus or your plan documents for information on how to purchase shares of the Fund. At present, the Fund is offered and sold only to persons residing in the United States, Puerto Rico, Guam and the U.S. Virgin Islands or persons in the U.S. military.

     ANTI-MONEY LAUNDERING REGULATIONS

     As part of the Fund's legal responsibility to fight the funding of terrorism and money laundering activities, the Fund may require additional information about shareholders.

     POLICY REGARDING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund discourages any person who is not a long-term investor from investing in the Fund. The Board of Trustees of the Fund has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Fund believes that frequent trading (which may include market timing, short term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Fund. The Fund makes investments for the long term, and have had relatively low turnover of the portfolios. See page 3 of this prospectus for more information about this long-term approach.

     The Adviser believes that frequent trading of Fund shares causes risks to the Fund and its shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Fund. It may disrupt the Adviser's ability to manage the Fund in accordance with its objectives. This disadvantages other shareholders of the Fund and adds to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller fund, because the frequent activity would have greater impact on each remaining longer-term shareholder. The risk to long-term shareholders of Baron Capital Asset Fund are pronounced because the Fund invests in smaller capitalization companies that have potentially less liquidity, therefore incurring greater trading-related transaction costs. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to re-balance the portfolio and thereby incur substantial expenses in doing so.



12   PROSPECTUS

     If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Fund. THE FUND PRESUMES THAT A PERSON WHO TRADES IN AND THEN OUT OF A FUND WITHIN SIX MONTHS OR LESS IS NOT A LONG-TERM INVESTOR, although the Fund will consider evidence that rebuts that presumption including, in the Fund's sole discretion, the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time (including information supplied by third parties and a person's investment history, to the extent known, in other mutual funds or other investment vehicles) and if it is able to identify a person whom the Adviser deems is not a long term investor it will attempt to (i) bar the person from returning to the Fund or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Fund.

     Certain financial institutions and administrators which act as intermediaries for investors in the Fund may have systems that cannot accommodate the Fund's policy regarding frequent purchases and redemptions of Fund shares. In these limited instances, the Fund must rely on those intermediaries to enforce their own frequent trading policies. If the Adviser reasonably believes an intermediary is not enforcing its own policy, or the Fund's policy regarding frequent purchases and redemptions even though such intermediary has systems that can accommodate the Fund's policy, the Fund may prohibit the intermediary from investing on behalf of any of its clients.

     The Fund's policies and procedures may be modified or terminated at any time. The Fund continues to reserve the right to reject any purchase or exchange request for any reason.

HOW TO REDEEM SHARES

     You may not redeem your shares of the Fund directly. You should read the applicable separate account prospectus or your plan documents for information on how to redeem your shares, surrender a contract, or change existing allocations. Redemptions will not be made until all of the requirements for redemption are met.

     Redemptions are priced at the net asset value next calculated after your redemption request is received and accepted by the transfer agent in proper form.

     The Fund may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Fund's net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures governing the disclosure of the Fund's portfolio holdings. More detailed information about this policy can be found in the Fund's Statement of Additional Information.

     QUARTERLY: The Fund posts on the Baron Funds(R) website, usually on the third business day after quarter end, the total net assets for the Fund. The Fund also posts on the website, usually five business days after the quarter end, the top ten long positions for the Fund. In addition, the Fund posts on the website, usually on the fifteenth business day after quarter end, all long securities positions representing one half of one percent or greater of the Fund's net assets and the cash position at the just-ended quarter end. All of this information will remain on the website until the next quarter end's information is posted.



13   PROSPECTUS

     MONTHLY: In addition, the Fund posts on the Baron Funds(R) website, usually the tenth business day after month end, the Fund's ten largest long positions, stated as a percentage of net assets. This information will remain on the website until the next month end's information is posted.

     Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds(R) website.

     The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/296516.PDF. Holdings information for the Fund can be accessed from this link. Please note that the Insurance Shares are not available through Baron Funds(R) directly, but are sold only through sponsoring insurance companies.

     The Fund may release the portfolio information to persons earlier than the dates stated above only if the Chief Executive Officer, Chief Financial Officer, President and General Counsel or Chief Compliance Officer of the Fund determines that the release of such information is in the best interest of the Fund's shareholders, that there is a legitimate business purpose, and the person agrees in writing to maintain the confidentiality of the information and not to trade on the information. More detailed information about these arrangements can be found in the Fund's Statement of Additional Information.

     If the Fund inadvertently releases the information prior to the dates stated above to any person, and there was no agreement as described, the Fund will promptly post the information to the website. The Fund may also release what the Fund's executive officers reasonably deem to be immaterial information prior to the above time table as the Fund deems appropriate.

     No employee of the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Fund's portfolio holdings. "Consideration" includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Fund's disclosure policies are reported to the Board.

DISTRIBUTIONS AND TAXES

     The Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be automatically reinvested in the Fund. After every distribution, the value of a share is automatically reduced by the amount of the distribution.

     Because the Insurance Shares may be purchased only through variable insurance contracts any dividends derived from net investment income and distributions of capital gains will not be currently taxable if left to accumulate in the variable insurance contract or qualified plan. Generally, if you withdraw money from a variable insurance contract you may be subject to ordinary income tax and, if made before age fifty-nine and a half, a ten percent penalty tax. Please read your separate account prospectus for additional information.


14   PROSPECTUS

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

     The Bank of New York, One Wall Street, New York, New York 10286 is the custodian for the Fund's cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent. They are not responsible for investment decisions for the Fund.

SHAREHOLDER INFORMATION

     If you have questions about general Fund information please call the Fund's office at 1-800-99-BARON or 212-583-2100.

     As a Delaware business trust, annual shareholder meetings are not required. The Fund sends unaudited semi-annual reports and audited annual reports to owners of variable insurance contracts and plan participants. Pending legal proceedings, if any, are disclosed in the Statement of Additional Information.

PRIVACY NOTICE

     The Fund does not disclose any nonpublic information about its customers to anyone, except as permitted or required by law.



15   PROSPECTUS

FOR MORE INFORMATION

     Investors who want more information about the Insurance Shares may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS

     Additional information about the Fund's investments is available in the Fund's reports to shareholders. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

     Additional information is also contained in the Statement of Additional Information dated April 23, 2007. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Fund or by contacting your plan administrator or separate account administrator.

TO OBTAIN INFORMATION

     BY TELEPHONE
          Call 1-800-99-BARON (1-800-992-2766)
     BY MAIL
          Write to:      Baron Capital, Inc.
                        767 Fifth Avenue
                        New York, NY 10153
     BY E-MAIL
          Send your request to:
          info@BaronFunds.com
     ON THE INTERNET
          Text-only versions of Baron Capital Asset Fund documents can be viewed on-line or downloaded from the EDGAR database on the SEC's Internet site at: http://www.sec.gov
     OTHER
     You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Ticker Symbol: Baron Capital Asset Fund -- Insurance Shares BCAIX

SEC file number: 811-8505

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related Statement of Additional Information.

                            [REGISTERED CASTLE LOGO]

                            BARON CAPITAL FUNDS TRUST


                            BARON CAPITAL ASSET FUND
                                Insurance Shares

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100

                          ----------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 23, 2007

                          ---------------------------


               This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the Fund's Prospectus, dated April 23, 2007, which may be obtained without charge by writing or calling the Fund at the address and telephone number above.

               The Fund's Prospectus is incorporated by reference into this SAI and the SAI has been incorporated by reference into the Fund's Prospectus. The Fund's audited financial statements are incorporated in to this SAI by reference to the Fund's 2006 Annual Financial Report. You may request a copy of the Annual Financial Report at no charge by writing or calling the Fund at the address and number above.

                          ----------------------------








               NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SAI OR IN THE RELATED PROSPECTUS.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............        1
  Investment Goals, Strategies and Risks....       1-5                 3-4, 8-10

MANAGEMENT THE FUNDS........................         7                     10
  Portfolio Manager.........................         7
  Board of Trustees and Officers............         9
  Code of Ethics............................        19
  Principal Holders of Shares...............        20
  Investment Adviser........................        20                     10
  Proxy Voting..............................        21


BROKERAGE
  Brokerage.................................        22

DISTRIBUTOR.................................
  Distribution Plan.........................        23                     10

REDEMPTION AND PURCHASE OF SHARES...........        25                    11-13

NET ASSET VALUE.............................        25                     11

TAXES.......................................        26                     14

ORGANIZATION AND CAPITALIZATION.............        26

OTHER INFORMATION...........................        27                Back Page
  Calculations of Performance Data..........        27

FUND HISTORY AND CLASSIFICATION

BARON CAPITAL FUNDS TRUST (the "Trust") is a no-load, open-end, diversified management investment company organized and established under the laws of the State of Delaware on November 20, 1997. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There is one series currently available (the "Fund"): BARON CAPITAL ASSET FUND, started October 1, 1998. The Fund has one class of stock, Insurance Shares, which are available in connection with variable annuity contracts and variable life insurance contracts.


INVESTMENT GOALS,  STRATEGIES AND RISKS

The Fund's investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. The Fund invests primarily in small sized companies with market capitalizations of up to $2.5 billion and medium sized companies with market values of $2.5 billion to $8 billion.

In addition to the principal investment strategies of the Fund described in the Prospectus on pages 3-4 and 8-10, the Fund may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN SECURITIES o The Fund may invest up to 10% of its total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. The Adviser currently intends to invest not more than 10% of the Fund's assets in foreign securities, including both direct investments and investments made through depositary receipts. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Fund may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADR's or EDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

LENDING o The Fund may lend its portfolio securities to institutions as a means of earning additional income. In lending its portfolio securities, the Fund may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Fund deems the other party to be of good standing and determines that the income justifies the risk. The Fund will not lend more than 25% of its total assets.

WHEN-ISSUED SECURITIES o The Fund may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Fund does not anticipate investing more than 5% of its assets in such securities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES o The Fund may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Fund does not anticipate investing more than 35% of its assets in such securities.

The Fund will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors the issuers of corporate debt securities held in the Fund's portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Fund purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in the Fund's portfolio, the responsibility of the Adviser to value the Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that the Fund purchases illiquid securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Fund may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT SECURITIES o The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

The Fund may from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its assets in trade and other claims.

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Fund may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent the Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

SHORT SALES

The Fund may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. The Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. The Fund may sell a security that the Fund borrows and does not own.

The Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.


OPTIONS TRANSACTIONS AND SWAPS

The Fund may (write) sell put and covered call options and purchase put and call options on equity and/or debt securities. The Fund may also enter into equity swap transactions. All calls sold by the Fund must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may have required the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Fund may engage in either style option. The Fund is authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the

Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Fund may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Fund may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Fund will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.


USE OF SEGREGATED  AND OTHER  SPECIAL  ACCOUNTS

Many hedging transactions, in addition to other requirements, require that the Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.


INVESTMENT RESTRICTIONS

The Fund has adopted investment restrictions, described below, which are fundamental policies of the Fund and may not be changed without the approval by a majority of the Fund's shares, or less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON CAPITAL ASSET FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.

     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11. Purchase securities of any issuer with a record of less than three years' continuous operations, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.

     12. Invest more than 15% of its net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, The Fund will not:

     1. Invest in securities of other registered investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market Fund if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE

The Adviser expects that the average annual turnover rate of the portfolio of the Fund should not exceed 50%. The turnover rate fluctuates depending on market conditions. The turnover rate for the Fund for the past two years ended December 31 are:

          2006       2005
         ------     ------
         11.68%     18.51%


DISCLOSURE POLICY

Information regarding the Fund's policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Fund's web site, www.BaronFunds.com. The Fund's disclosure policy is designed to address the interests of shareholders of the Fund, which, the Board feels, minimizes any potential conflicts. The Fund's Chief Compliance Officer reports to the Board every quarter on these, and other matters.

Certain information which the Fund considers to be non-material, such as compliance-related data and a list of all securities held, may be given out to the sponsoring insurance companies or retirement plan. The Fund discloses portfolio holdings in connection with the day-to-day operations and management of the Fund, including to the Fund's custodian (daily), auditors (annually) and sponsoring insurance companies or benefit plans. Portfolio holdings may also be disclosed to other service providers to the Fund, including pricing services (daily), portfolio management and trading systems (daily), and proxy voting systems (quarterly). In these situations, the Fund, the Adviser or the Distributor have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Fund through brokers and dealers or other trading platforms, the Fund discloses certain information about one or more of the securities positions it owns. The Fund does not have separate non-disclosure agreements with each of these trading entities, but the Fund would immediately cease doing business with any entity the Adviser believes is misusing the information.


MANAGEMENT OF THE FUND

PORTFOLIO MANAGER

Ronald Baron is the portfolio manager of Baron Capital Asset Fund.

OTHER ACCOUNTS MANAGED

As of December 31, 2006:

------------------------------------------------------------------------------------------------------
                                                                                     TOTAL
                                                                 NUMBER OF           ASSETS
TYPE OF ACCOUNT                      PORTFOLIO MANAGER            ACCOUNTS          (millions)
------------------------------------------------------------------------------------------------------
Registered Investment Companies      Ronald Baron                    9               $12,695
------------------------------------------------------------------------------------------------------
Other pooled investment vehicles(1)                                  5                   198
------------------------------------------------------------------------------------------------------
Other Accounts                                                      48                   531
------------------------------------------------------------------------------------------------------
(1)  For 2 of the accounts with total assets of $86 million, the advisory fee is based on performance, although one account ($68 million) is a fund of fund.

                                       -7-

CONFLICTS OF INTEREST

Conflicts of interest could arise in connection with managing the Fund along with other Baron Funds and other clients of the Adviser and clients of the Adviser's affiliated investment adviser. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. The Adviser has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Fund's Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board of the Fund annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Baron Funds and clients managed by the Adviser and its affiliates.

To the extent that the Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause a portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that portfolio manager endeavors to exercise his discretion in a manner that is equitable to all interested persons.

A conflict could also arise when the portfolio manager has an investment in the Fund as opposed to another Baron Fund or has a larger investment in the Fund than in other accounts he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.

COMPENSATION

Mr. Baron has an employment agreement in principal. His compensation includes a fixed base salary and a fixed bonus that is roughly equivalent to 42% of his base salary. This contract is for five years, with automatic one year extensions thereafter. Mr. Baron also has a line of credit from the Firm and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract were based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration was given to Mr. Baron's reputation, the long-term performance records of the funds under his management, and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

OWNERSHIP OF PORTFOLIO MANAGER

As of December 31, 2006, the Portfolio Manager ownership of Fund Shares was:

-------------------------------------------------------------------------------
                                                          DOLLAR RANGE OF
PORTFOLIO MANAGER           FUND                          FUND SHARES OWN
--------------------------------------------------------------------------------
Ronald Baron                Baron Capital Asset Fund      $0
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of Baron Capital Funds Trust (the "Fund"). The following table lists the Trustees and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Capital Funds Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for the both the Baron Capital Asset Fund Insurance class portfolio.

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:

Ronald Baron *+         Chief Executive   9 years         Chairman, CEO and Director:     None outside the Baron
767 Fifth Avenue        Officer, Chief                    Baron Capital, Inc.             Funds Complex.
New York, NY 10153      Investment                        (1982-Present), Baron
DOB: May 23, 1943       Officer, Trustee                  Capital Management, Inc.
                        and Portfolio                     (1983-Present), Baron
                        Manager                           Capital Group, Inc.
                                                          (1984-Present), BAMCO, Inc.
                                                          (1987-Present); President:
                                                          Baron Capital, Inc.
                                                          (03/06-Present), Baron
                                                          Capital Management, Inc.
                                                          (03/06-Present), Baron
                                                          Capital Group, Inc.
                                                          (03/06-Present), BAMCO, Inc.
                                                          (03/06-Present); President
                                                          (2004-Present), Chairman
                                                          (1999-2004), CIO and
                                                          Trustee (1987-Present):
                                                          Baron Investment Funds
                                                          Trust; President
                                                          (2004-Present), Chairman
                                                          (1997-2004), CIO and
                                                          Trustee (1997-Present):
                                                          Baron Capital Funds Trust;
                                                          President (2004-Present),
                                                          Chairman (2003-2004), CIO
                                                          and Trustee (2003-Present):
                                                          Baron Select Funds; CIO and
                                                          Portfolio Manager: Baron
                                                          Managed Funds plc (2005-Present).
-----------------------------------------------------------------------------------------------------------------------------------

                                       -9-

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Martinson*+    Chief Operating   9 years         President: Baron Investment     None outside the
767 Fifth Avenue        Officer,                          Funds Trust, Baron Capital      Baron Funds Complex.
New York, NY 10153      President,                        Funds Trust, Baron Select
DOB: February 23,       Secretary,                        Funds (02/07-Present); Chief
1955                    General Counsel and               Operating Officer: Baron
                        Trustee                           Capital Group, Inc., Baron
                                                          Capital, Inc., BAMCO, Inc.,
                                                          and Baron Capital Management,
                                                          Inc. (05/06-Present); General
                                                          Counsel: Baron Capital, Inc.,
                                                          Baron Capital Management, Inc.
                                                          (1983-Present); General
                                                          Counsel: Baron Capital Group,
                                                          Inc. (1984-Present); General
                                                          Counsel, Secretary: BAMCO,
                                                          Inc. (1987-Present);
                                                          Treasurer: BAMCO, Inc.
                                                          (1987-1993); Director: BAMCO,
                                                          Inc. (1988-1996,
                                                          2003-Present); Vice President:
                                                          BAMCO, Inc. (1993-Present);
                                                          Secretary: Baron Capital,
                                                          Inc., Baron Capital
                                                          Management, Inc., Baron
                                                          Capital Group, Inc.
                                                          (1997-Present); Vice
                                                          President: Baron Capital,
                                                          Inc., Baron Capital
                                                          Management, Inc.
                                                          (1998-Present); Vice
                                                          President: Baron Capital
                                                          Group, Inc. (1999-Present);
                                                          Director: Baron Capital Group,
                                                          Inc., Baron Capital, Inc.,
                                                          Baron Capital Management, Inc.
                                                          (2003-Present); Vice
                                                          President, Secretary, Trustee,
                                                          General Counsel: Baron
                                                          Investment Funds Trust
                                                          (1987-Present); Vice
                                                          President, Secretary, Trustee,
                                                          General Counsel: Baron Capital
                                                          Funds Trust (1998-Present);
                                                          Vice President, Secretary,
                                                          Trustee, General Counsel:
                                                          Baron Select Funds
                                                          (2003-Present); Director,
                                                          Baron Managed Funds plc
                                                          (2005-Present).
-----------------------------------------------------------------------------------------------------------------------------------

                                      -10-


-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED
TRUSTEES:

Norman S. Edelcup+^**   Trustee           9 years         Director (2006-Present)         Director (2006-Present) CompX
244 Atlantic Isles                                        CompX International, Inc.       International, Inc.
Sunny Isles Beach, FL                                     (diversified manufacturer       (diversified manufacturer of
33160                                                     of engineered components);      engineered components);
DOB: May 8, 1935                                          Mayor (2003-Present),           Director (1975-Present),
                                                          Commissioner (2001-2003),       Valhi, Inc. (diversified
                                                          Sunny Isles Beach, Florida;     company).
                                                          Director (2001-2006), Senior
                                                          Vice President (2001-2004),
                                                          Florida Savings Bank; Senior
                                                          Vice President (1999-2000),
                                                          Item Processing of America
                                                          (a subsidiary of The
                                                          Intercept Group); Chairman
                                                          (1989-1999), Item Processing
                                                          of America (a financial
                                                          institution service bureau);
                                                          Director (1975-Present),
                                                          Valhi, Inc. (diversified
                                                          company); Director (1985-
                                                          1998), Artistic Greetings,
                                                          Inc.; Trustee (1987-Present),
                                                          Baron Investment Funds Trust;
                                                          Trustee (1997-Present), Baron
                                                          Capital Funds Trust; Trustee
                                                          (2003-Present), Baron Select
                                                          Funds .

David I. Fuente ^**     Trustee           2 years         Director (1987-Present),        Director (1987-Present),
Circle 701 Tern                                           Chairman (1987-2001), CEO       Office Depot; Director
Point Boca Raton,                                         (1987-2000) Office Depot;       (1998-Present), Ryder Systems,
FL 33431                                                  Director (1998-Present), Ryder  Inc.; Director (1993-Present),
DOB: September 10, 1945                                   Systems, Inc.; Director         Dick's Sporting Goods, Inc.
                                                          (1993-Present), Dick's
                                                          Sporting Goods, Inc.; Trustee
                                                          (2004-Present), Baron
                                                          Investment Funds Trust, Baron
                                                          Capital Funds Trust, and Baron
                                                          Select Funds.
-----------------------------------------------------------------------------------------------------------------------------------
                                      -11-

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Charles N. Mathewson^** Chairman and      9 years;        Chairman Emeritus (October      None outside the Baron Funds
9295 Prototype Road     Trustee           (Elected as     2003-Present), Chairman         Complex.
Reno, NV 89521                            Chairman        (1986-2003), International
DOB: June 12, 1928                        08/04)          Game Technology, Inc.
                                                          (manufacturer of
                                                          microprocessor-controlled
                                                          gaming machines and monitoring
                                                          systems); Chairman
                                                          (1994-2002), American Gaming
                                                          Association; Chairman
                                                          (2004-Present), Trustee
                                                          (1987-Present), Baron
                                                          Investment Funds Trust;
                                                          Chairman (2004-Present),
                                                          Trustee (1997-Present), Baron
                                                          Capital Funds Trust; Chairman
                                                          (2004-Present), Trustee
                                                          (2003-Present), Baron Select
                                                          Funds.

Harold W. Milner^**     Trustee           9 years         Retired; Chairman (2006-        None outside the
2293 Morningstar Drive                                    Present), Lighting Protection   Baron Funds Complex.
Morningstar Drive                                         Systems, LCC; President and
Park City, UT 84060                                       CEO (1985-1997) Kahler Realty
DOB: November                                             Corporation (hotel ownership
11, 1934                                                  and management); Trustee
                                                          (1987-Present), Baron
                                                          Investment Funds Trust;
                                                          Trustee (1997-Present), Baron
                                                          Capital Funds Trust; Trustee
                                                          (2003-Present), Baron Select
                                                          Funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                      -12-


-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Noveck^++       Trustee           9 years         Private Investor                 None outside the Baron
31 Karen Road                                             (1999-Present); President        Funds Complex.
Waban, MA 02168                                           (1997-1998), The Medical
DOB: May 4, 1943                                          Information Line, Inc. (healthcare
                                                          information); President
                                                          (1990-1997), Strategic
                                                          Systems, Inc. (health care
                                                          information); Director
                                                          (1987-1997), Horizon/CMS
                                                          Healthcare Corporation;
                                                          Trustee (1987-Present), Baron
                                                          Investment Funds Trust;
                                                          Trustee (1997-Present), Baron
                                                          Capital Funds Trust ; Trustee
                                                          (2003-Present), Baron Select
                                                          Funds.

David A. Silverman,MD^**Trustee           9 years         Physician and Faculty           Director (1999-Present),
146 Central Park West                                     (1976-Present), New York        New York Blood Center.
New York, NY 10024                                        University School of Medicine;
DOB: March 14, 1950                                       Trustee (1987-Present), Baron
                                                          Investment Funds Trust;
                                                          Trustee (1997-Present), Baron
                                                          Capital Funds Trust; Trustee
                                                          (2003-Present), Baron Select
                                                          Funds.
-----------------------------------------------------------------------------------------------------------------------------------

                                      -13-

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian^**     Trustee           <1 year         Trustee (12/06-Present),         Director (2005-Present),
1925 Century Park                         (Appointed      Baron Capital Funds Trust,       Guess?, Inc.; Director
East Suite 1975                            12/06)         Baron Select Funds; Trustee,     (2005-Present), Regal
Los Angeles, CA 90067                                     (2006-Present) Baron Funds       Entertainment Group; Director
DOB: December 27, 1955                                    Funds; Chairman and CEO          (2005-Present), USC Marshall
27, 1955                                                  (2005-Present), Armenco          School of Business Board of
                                                          Holdings, LLC (investment        Leaders; Co-chair of Imagine
                                                          company); Director (2005-        the Arts Campaign
                                                          Present), Guess?, Inc.         (2005-Present), California
                                                          (retail); Director (2005-        State University-Northridge;
                                                          Present), Regal Entertainment    Trustee (2000-Present),
                                                          Group (entertainement           American Film Institute;
                                                          company); Director (2005-        Director (1989-Present), The
                                                          Present) USC Marshall School     Lincy Foundation; Director
                                                          of Business Board of             (1989-Present), The United
                                                          Leaders; Co-chair of Imagine     Armenian Fund; Director and
                                                          the Arts Campaign (2005-         member of Executive Committee
                                                          Present), California State      (1989-2005), MGM MIRAGE, Inc.
                                                          University-Northridge; Trustee
                                                          (2001-2006), The Museum of
                                                          Television and Radio; Trustee
                                                          (2000-Present), American Film
                                                          Institute; Trustee (2000-2007),
                                                          Metro-Goldwyn-Mayer, Inc.;
                                                          Director (1989-Present), The
                                                          Lincy Foundation; Director
                                                          (1989-Present), The United
                                                          Armenian Fund; Director and
                                                          member of Executive Committee
                                                          (1989-2005), MGM MIRAGE, Inc.;
                                                          President and COO (1989-1999),
                                                          MGM Grand, Inc. (now MGM
                                                          MIRAGE, Inc.); Managing
                                                          Partner (1984-1989), Parks,
                                                          Palmer, Turner & Yemenidjian
                                                          (certified public accounting
                                                          firm).
-----------------------------------------------------------------------------------------------------------------------------------
                                      -14-

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL OFFICERS
OF THE FUNDS:

Clifford Greenberg      Senior Vice       3 years         Director: BAMCO, Inc., Baron    None.
767 Fifth Avenue        President                         Capital Management, Inc.
New York, NY 10153                                        (2003-Present); Director:
DOB:  April 30, 1959                                      Baron Capital Group, Inc.,
                                                          Baron Capital, Inc.
                                                          (2000-Present); Senior Vice
                                                          President: Baron Capital
                                                          Group, Inc., Baron Capital,
                                                          Inc., Baron Capital
                                                          Management, Inc. and BAMCO,
                                                          Inc. (2003-Present); Vice
                                                          President: Baron Capital, Inc.
                                                          (1997-2003); Portfolio
                                                          Manager: Baron Small Cap Fund
                                                          (1997-Present); General
                                                          Partner: HPB Associates, L.P.
                                                          (1984-1996).

Gretta J. Heaney        Chief Compliance  3 years         Chief Compliance Officer:       None.
767 Fifth Avenue        Officer                           Baron Managed Funds plc
New York, NY 10153                                        (2005-Present), Baron
DOB: July 10, 1960                                        Investment Funds Trust, Baron
                                                          Capital Funds Trust, Baron
                                                          Select Funds (2004-Present);
                                                          Vice President, Assistant
                                                          General Counsel, Chief
                                                          Compliance Officer: Baron
                                                          Capital Management, Inc.,
                                                          BAMCO, Inc. (2004 -Present),
                                                          Baron Capital, Inc.
                                                          (2002-Present); Vice
                                                          President, Goldman Sachs
                                                          (2000-2002); Vice President,
                                                          Associate Counsel, Hoenig &
                                                          Co., Inc. (1995-2000).
-----------------------------------------------------------------------------------------------------------------------------------

                                      -15-


-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Peck             Vice President    3 years         Vice President: BAMCO, Inc.     None
767 Fifth Avenue                          (as of          (2003-Present); Vice
New York, NY 10153                        02/04)          President: Baron Investment
DOB: March 25, 1969                                       Funds Trust (2003-Present);
                                                          Vice President, Research
                                                          Analyst: Baron Capital, Inc.
                                                          (1998-Present); Co-Portfolio
                                                          Manager: Baron Asset Fund
                                                          (2003-Present); Co-Portfolio
                                                          Manager (mid cap accounts):
                                                          Baron Capital Management, Inc.
                                                          (04/06-Present).

Susan Robbins           Vice President    3 years         Director, Vice President and    None
767 Fifth Avenue                                          Senior Analyst: Baron Capital
New York, NY 10153                                        Management, Inc.
DOB: October 19, 1954                                     (1982-Present), Baron Capital,
1954                                                      Inc. (1982-Present), BAMCO,
                                                          Inc. (1997-Present), Baron
                                                          Capital Group, Inc.
                                                          (1982-Present); Vice
                                                          President: Baron Investment
                                                          Funds Trust (1994-Present),
                                                          Baron Capital Funds Trust
                                                          (1998-Present), Baron Select
                                                          Funds (2003-Present).

-----------------------------------------------------------------------------------------------------------------------------------

                                      -16-

-----------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL OCCUPATION(s)              OTHER
   NAME, ADDRESS &     POSITION(s) HELD    LENGTH OF         DURING THE PAST           TRUSTEE/DIRECTORSHIPS
   DATE OF BIRTH        WITH THE FUNDS    TIME SERVED          FIVE YEARS               HELD BY THE TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Peggy C. Wong           Treasurer and     9 years         Chief Financial Officer:        None
767 Fifth Avenue        Chief Financial                   Baron Capital Group, Inc.,
New York, NY 10153      Officer                           Baron Capital, Inc., BAMCO, Inc.,
DOB: April 30, 1961                                       Baron Capital Management,
                                                          Inc., Baron Investment Funds
                                                          Trust (1987-Present);
                                                          Treasurer: Baron Capital, Inc.
                                                          (1988-Present), Baron Capital
                                                          Group, Inc. and Baron Capital
                                                          Management, Inc.
                                                          (1990-Present), BAMCO, Inc.
                                                          (1993-Present); Baron
                                                          Investment Funds Trust
                                                          (1992-Present); Chief
                                                          Financial Officer, Treasurer:
                                                          Baron Capital Funds Trust
                                                          (1998-Present), Baron Select
                                                          Funds (2003-Present), Baron
                                                          Managed Funds plc.(2005-Present).
------------------------------------------------------------------------------------------------------------------------------------
*    Trustees  deemed  to be  "interested  persons"  of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+    Members of the Executive  Committee,  which is empowered to exercise all of the powers,  including the power to declare dividends, of the full Board of
     Trustees when the full Board of Trustees is not in session.  Members of the
     Audit Committee.
^    Members of the Nominating Committee.
**   Members of the "Non-Interested" Committee.

The Trustees of the Fund are responsible for the overall supervision of the operation of the Portfolio and the Fund and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Fund's Declaration of Trust and By-laws.

The Fund pays each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $3,000, with the Chairman receiving an additional $350 for his office. An additional $350 each, paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meeting; $87.50 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $350 in annual compensation for serving on the Audit Committee. The Audit

Committee met twice during the fiscal year ended December 31, 2006.

There are two members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were three meetings of the Executive Committee during the fiscal year ended December 31, 2006.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2006.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met four times during the fiscal year ended December 31, 2006.


TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2006:

--------------------------------------------------------------------------------
                                                      Aggregate Dollar Range of
                                                      Equity Securities in All
                                                        Registered Investment
                                                        Companies Overseen by
                          Dollar Range of Equity         Trustee in Family of
Name of Trustee           Securities in the Funds        Investment Companies
--------------------------------------------------------------------------------
Interested:

Ronald Baron                       None                          None
--------------------------------------------------------------------------------
Linda S. Martinson                 None                          None

Disinterested:

Norman Edelcup                     None                          None
--------------------------------------------------------------------------------
David I. Fuente                    None                          None
--------------------------------------------------------------------------------
Charles Mathewson                  None                          None
--------------------------------------------------------------------------------
Harold Milner                      None                          None
--------------------------------------------------------------------------------
Raymond Noveck                     None                          None
--------------------------------------------------------------------------------
David Silverman                    None                          None
--------------------------------------------------------------------------------
Alex Yemenidjian*                  None                          None
--------------------------------------------------------------------------------
   *  Alex Yemenidjian was appointed to the Board in December 2006.

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling; controlled by or under common control with the Adviser or Distributor.


TRUSTEE COMPENSATION TABLE

The Trustees of the Fund received the following compensation from the Fund for the fiscal year ended December 31, 2006:


---------------------------------------------------------------------------------------------------------------------
                         Aggregate              Pension or                Estimated Annual        Total Compensation
                         Compensation           Retirement Benefits       Benefits Upon           From Fund and Fund
Name                     From the Fund          Accrued As Part of        Retirement              Complex Paid to
                                                Fund  Expenses                                    Trustees
---------------------------------------------------------------------------------------------------------------------
Interested:

Ronald Baron                 $0                       N/A                       N/A                     $0
---------------------------------------------------------------------------------------------------------------------
Linda S. Martinson           $0                       N/A                       N/A                     $0
---------------------------------------------------------------------------------------------------------------------
Disinterested:

Steven B. Dodge*             $  500                   N/A                       N/A                     $ 2,167
---------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $4,750                   N/A                       N/A                     $65,000
---------------------------------------------------------------------------------------------------------------------
David I. Fuente              $3,350                   N/A                       N/A                     $45,000
---------------------------------------------------------------------------------------------------------------------
Charles Mathewson            $3,875                   N/A                       N/A                     $52,500
---------------------------------------------------------------------------------------------------------------------
Harold Milner                $4,400                   N/A                       N/A                     $60,000
---------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $4,750                   N/A                       N/A                     $65,000
---------------------------------------------------------------------------------------------------------------------
David Silverman              $4,400                   N/A                       N/A                     $60,000
---------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian*            $0                       N/A                       N/A                     $40,400
---------------------------------------------------------------------------------------------------------------------

      * As of March 31, 2006, Steve Dodge is no longer a trustee.
     ** Alex Yemenidjian was appointed to the Board in December 2006.


CODE OF ETHICS

The Fund, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held or to be purchased by the Fund.

PRINCIPAL HOLDERS OF SHARES

As of December 31, 2006, the following persons were known to the Fund to be the record or beneficial owners of more than 5% of the outstanding Insurance Shares of the Fund:

     Lincoln Flexible Premium Variable Life             69.79%
     Lincoln National Variable Annuity                   7.90%
     Great West Life & Annuity Insurance Co.             5.93%

The above record owners are life insurance companies that hold stock for the benefit of their respective variable life and variable annuity insurance clients. As of December 31, 2006, none of the officers and Trustees of the Fund beneficially owned directly or indirectly any shares of the Fund.


INVESTMENT ADVISER

The investment adviser to the Fund is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron, with his family, is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 32 years of experience as a Wall Street analyst and has managed money for others for over 27 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to an Advisory Agreement with the Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to the Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Fund subject to such policies as the Trustees may determine. For such services, the Adviser receives an annual fee of 1% of the assets of the Fund. The Fund incurred advisory expenses of $3,017,508 for the year ended December 31, 2006; $3,083,640 for the year ended December 31, 2005; and $2,284,042 for the year ended December 31, 2004.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third party programs that make shares of the Fund available to their customers.

The Fund pays all operating and other expenses not borne by the Adviser such as audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Fund also pays the expenses of offering the shares of the Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers and/or Trustees of the Fund. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other Funds managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Fund. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Fund and the Adviser. In certain circumstances the Adviser may make investments for the Fund that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Fund that are inconsistent with the investment decisions for other Funds that it manages.

The Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to the Fund. The Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be the Fund's investment adviser, the Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

The Advisory Agreement provides that the Adviser shall have no liability to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreement with respect to the Fund was approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" ( as defined by the Investment Company Act of 1940 ("1940 Act" )) on April 28, 1998 for an initial term of two years. The Fund's Advisory Agreement must normally be approved, after this initial term, annually by the Trustees or a majority of the Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to the Fund, such approval for 2006 was given at a Board of Trustees meeting held on May 23, 2006.

The Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. The Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by 1940
Act). A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of the Fund is available in the Fund's Annual Finacial Report to Shareholders for the fiscal year ending December 31, 2006.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated to BAMCO, the investment adviser, all decision making on proxy voting. BAMCO makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Fund and its shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the objective of maximizing long-term investment returns for the Fund.

The Adviser  uses  guidelines  which are  reviewed  quarterly  by a Proxy Review
Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company's management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser's policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser's vote, (ii) vote in accordance with the published recommendations of and independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Proxy Voting Policies and Procedures as well as the most current proxy voting record (on Form N-PX for the twelve months ended June 30th will be available upon filing with the SEC, which can be no later than August 31st of each year) for the Fund is available without charge on the Fund's website www.BaronFunds.com or at the SEC's website, www.sec.gov.

SERVICE AGREEMENTS

The Fund may have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Fund.


BROKERAGE

The Adviser is responsible for placing the portfolio brokerage business of the Fund with the objective of obtaining the best net results for the Fund, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers which the Adviser believes will achieve "best execution" of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Fund, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker's familiarity with a particular security, the broker's commitment of resources to executing the transaction, and past experience with a broker.

The Adviser's affiliate Baron Capital, Inc. ("Baron Capital") was one of the brokers that provided brokerage services to the Fund, but Baron Capital ceased its brokerage activities in October of 2005.


--------------------------------------------------------------------------------
FOR THE FISCAL YEAR ENDED 12/31                 2006       2005        2004
--------------------------------------------------------------------------------
Total Commissions Paid                          $0         $161,930   $304,508
--------------------------------------------------------------------------------
Commissions Paid to BCI                         $0         $ 24,146   $140,917
--------------------------------------------------------------------------------
% of Aggregate Dollar Amount of
Commissions Paid to BCI                         0%         14.9%      46.3%
--------------------------------------------------------------------------------
% of Aggregate Dollar Amount of
Transactions Involving Payment of
Commissions to BCI                              0%         38.5%      50.3%
--------------------------------------------------------------------------------
% of Total Transactions (Principal & Agency)
Where BCI Acted as Broker                       0%         38.5%      49.6%
--------------------------------------------------------------------------------

Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Fund's policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Fund and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Fund. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration the in the selection of brokers to execute portfolio transactions.

Investment decisions for the Fund and for investment accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental effect upon the price or value of the security for the Fund, but may have a beneficial effect.

DISTRIBUTOR

DISTRIBUTION OF SECURITIES

The Fund has a distribution agreement with Baron Capital, an affiliated of the Adviser. The Distributor acts as the agent for the Fund for the continuous public offering of its shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").


DISTRIBUTION PLAN

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Fund to pay the Distributor a distribution fee equal on an annual basis to 0.25% of the Fund's average daily net assets. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material;
preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make the Funds' shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The Excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide recordkeeping and administrative services and other services to retirement plan participants; and banks broker-dealers, insurance companies, and other service providers which provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub-transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund's Transfer Agent.

The expenses listed below are payable by the Fund and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials;
(e) all external fees and expenses relating to the qualification of the Fund and/or their shares under the securities or "Blue Sky" laws of any jurisdiction;
(f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter.

For year fiscal year ended December 31, 2006, the Fund paid distribution fees of $755,315 (an additional $492,697 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

COMPENSATION TABLE

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended December 31, 2006:

--------------------------------------------------------------------------------------------------------------------
                                 Net Underwriting        Compensation on
                                  Discounts and          Redemptions and           Brokerage               Other
                                   Commissions             Repurchases            Commissions          Compensation*
--------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                $0                      $0                  $0                   $755,315
--------------------------------------------------------------------------------------------------------------------

 *    Fees received pursuant to Distribution Plan.

Trustees of the Fund who were not interested persons of the Fund had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Fund and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions. Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Fund will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Fund's Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Fund's Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Fund's shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.


CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT

The Bank of New York, One Wall Street, New York, NY 10286, is the custodian for the Fund's cash and securities. DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the transfer agent and dividend agent for the Fund's shares. Neither institution assists in or is responsible for investment decisions involving assets of the Fund.


REDEMPTION OF SHARES

The Fund expects to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Fund's Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to the Fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Fund's Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.


NET  ASSET VALUE

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. The Exchange is open all weekdays that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.


TAXES

The Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Fund of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Fund intends to distribute virtually all of its net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on the Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. The Fund will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Fund is organized as a Delaware business trust. Under current law, so long as the Fund qualifies for the Federal income tax treatment described above, it is believed that it will not be liable for any income or franchise tax imposed by Delaware.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.


ORGANIZATION AND CAPITALIZATION


GENERAL

The Trust is an open-end investment company registered under the Investment Company Act of 1940. It is organized as a series fund and established under the laws of The State of Delaware by a Declaration of Trust dated November 20, 1997. The one series currently available is Baron Capital Asset Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act.

Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.


SHAREHOLDER AND TRUSTEE LIABILITY

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


OTHER INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Fund.

CALCULATIONS OF PERFORMANCE DATA

Advertisements and other sales literature for the Fund may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:
                                       n
                                 P(1+T)  = ERV

         Where:            P  = a hypothetical initial payment of $1,000
                           T  = average annual total return
                           n
                              = number of years
                          ERV = ending redeemable value at the end of the
                                period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance of the Insurance Shares of the Fund has been:

                              Average Annual Total Return        Total Return


Year ended 12/31/06                      15.52%                     15.52%

Five years ended 12/31/06                10.85%                     67.36%

Inception (10/01/98) to 12/31/05         15.55%                    229.40%

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Fund, including data and other information from AOL Personal Finance, MSN Money, CBS Market Watch, On Investing Magazine, Reuters, Financial Times, London Times, S&P Advisor Insight, P&I Daily, Boston Herald, Daily Telegraph (London) The New York Post, Lipper Analytical Services, Inc., CDA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Fund Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, and/or Dow Jones News. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1,500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap; NASDAQ/OTC Composite, New York Stock Exchange; and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all Fund, aggressive growth Fund, value Fund, mid-cap Fund, small-cap Fund, growth and income Fund, equity income Fund, and any combination of the above listed categories.

FINANCIAL STATEMENTS

The Fund's financial statements for the year ended December 31, 2006 appearing in the 2006 Annual Financial Report to Shareholders and the report thereon of PricewaterhouseCoopers, LLP, independent registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.